Form 10-K, Exhibit 13
period 1997-12-31
MONEY STORE HOME IMPROVEMENT TRUST 1997-II
filed 1998-03-31
CIK 1042023

EXHIBIT 13
                             SERVICER'S CERTIFICATE



In Accordance with Section 6.10 of the Pooling and Servicing Agreement dated as of May 31, 1997, The Money Store, Inc. reports the following information pertaining to Series 1997-II, for the calendar year 1997:



   (IX)   Amount of Interest Received                      15,944,599.15


 (XIII)  Class "A-1" Remittance Amount
         (A) Current Interest Requirement                   3,143,240.61
         (B) Principal Distribution Amoun                  26,635,916.61
         (C) Carry Forward Amount                                   0.00
         (D) Monthly Advance for Bankruptcy                         0.00
         TOTAL CLASS "A-1" REMITTANCE AMOUNT               29,779,157.22

         Class "A-2" Remittance Amount:
         (A) Current Interest Requirement                   2,372,090.00
         (B) Principal Distribution Amount                          0.00
         (C) Carry Forward Amount                                   0.00
         (D) Monthly Advance for Bankruptcy                         0.00
         TOTAL CLASS "A-2" REMITTANCE AMOUNT                2,372,090.00

         Class "A-3" Remittance Amount:
         (A) Current Interest Requirement                   1,099,389.41
         (B) Principal Distribution Amount                          0.00
         (C) Carry Forward Amount                                   0.00
         (D) Monthly Advance for Bankruptcy                         0.00
         TOTAL CLASS "A-3" REMITTANCE AMOUNT                1,099,389.41

         Class A Remittance Amount:
         (A) Current Interest Requirement                   6,614,720.02
         (B) Principal Distribution Amount                 26,635,916.61
         (C) Carry Forward Amount                                   0.00
         (D) Monthly Advance for Bankruptcy                         0.00
         TOTAL CLASS A REMITTANCE AMOUNT                   33,250,636.63

         Class M-1 Remittance Amount:
         (A) Current Interest Requirement                   1,385,453.16
         (B) Principal Distribution Amount                          0.00
         (C) Carry Forward Amount                                   0.00
         (D) Monthly Advance for Bankruptcy                         0.00
         TOTAL CLASS M-1 REMITTANCE AMOUNT                  1,385,453.16

         Class M-2 Remittance Amount:
         (A) Current Interest Requirement                     842,187.50
         (B) Principal Distribution Amount                          0.00
         (C) Carry Forward Amount                                   0.00
         (D) Monthly Advance for Bankruptcy                         0.00
         TOTAL CLASS M-2 REMITTANCE AMOUNT                    842,187.50

         Class M Remittance Amount:
         (A) Current Interest Requirement                   2,227,640.66
         (B) Principal Distribution Amount                          0.00
         (C) Carry Forward Amount                                   0.00
         (D) Monthly Advance for Bankruptcy                         0.00
         TOTAL CLASS M REMITTANCE AMOUNT                    2,227,640.66

         Class B Remittance Amount:
         (A) Current Interest Requirement                     618,406.25
         (B) Principal Distribution Amount                          0.00
         (C) Carry Forward Amount                                   0.00
         (D) Monthly Advance for Bankruptcy                         0.00
         TOTAL CLASS B REMITTANCE AMOUNT                      618,406.25

         Aggregated Remittance Amount:
         (A) Current Interest Requirement                   9,460,766.93
         (B) Principal Distribution Amount                 26,635,916.61
         (C) Carry Forward Amount                                   0.00
         (D) Monthly Advance for Bankruptcy                         0.00
         TOTAL REMITTANCE AMOUNT                           36,096,683.54

(XIX) (A)  Servicing Fee for the Related Due Period           316,635.60
      (B) Contingency fee for the related due period          316,635.60
      (C) Amount to be deposited to the expense
          account - TRUSTEE                                    55,958.81
      (D) FHA Premium Account                                  64,740.35





By: /S/  HARRY PUGLISI
    Harry Puglisi
    Treasurer